UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                                     811-21682

BB&T Variable Insurance Funds
(Exact name of registrant as specified in charter)

434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575
(Address of principal executive offices) (Zip code)

Keith F. Karlawish, President BB&T Variable Insurance Funds 434 Fayetteville Street Mall, 5th Floor Raleigh, NC 27601-0575
(Name and address of agent for service)

Registrant’s telephone number, including area code:                                (800) 228-1872

Date of fiscal year end:                                       December 31

Date of reporting period:                                 December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

BB&T Variable Insurance Funds

BB&T Large Cap VIF

Performance Overview 12/31/1997 - 12/31/2007

Growth of a $10,000 investment

Portfolio Manager

Ronald T. Rimkus, CFA

Director of Core Equity

BB&T Asset Management, Inc.

Average Annual Returns

	1 Year	5 Year	10 Years
BB&T Large Cap VIF	-5.87%	11.29%	4.97%
S&P 500 Index	5.49%	12.82%	5.91%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between January 1, 2007 and December 31, 2007?

A. The Fund lost 5.87%. That compared to a 5.49% return for its benchmark, the Standard & Poor’s 500® Index (“S&P 500 Index”).¹

Q. What factors affected the Fund’s performance?

A. The stock market generated volatile returns during 2007, and ended the period with a modest gain. Shares of energy and materials stocks added to the Fund’s absolute return, while financial stocks — particularly shares of firms in the mortgage industry —reduced the Fund’s return.2

This Fund seeks to invest in stocks that exhibit a durable competitive advantage and sell at a discount to their intrinsic value. This approach led us to trim or sell some industrial stocks that appeared expensive —leaving a relatively small stake in that sector compared to the benchmark index. Shares of industrial firms continued to perform well during much of the period, however, as powerful foreign economic growth boosted demand for industrial companies’ products and services. As a result, the Fund’s underweight position decreased performance relative to the benchmark.2

Selection among stocks in the sector also reduced relative returns. That said, we were able to reduce the average price-to-value ratio of the Fund’s holdings from 90% to 68%. While lower valuations do not guarantee strong future performance, we believe that a ratio in the 60s historically has prefaced strong relative performance.

Holdings related to the mortgage and homebuilding industries weighed on the Fund’s performance against its benchmark late in the period, as the housing slump deepened. We initiated several of those positions during 2007, as the stocks traded at low valuations. The housing market’s troubles continued to weigh on the stocks during the period, however. 2

The Fund’s health-care allocation also dragged on performance against the index. Losses from shares of a large biotechnology firm especially pulled down returns in that sector as fears mounted over concerns about the safety of one of its leading products. The stock of a large pharmaceutical firm partially offset the negative selection effect in the health-care sector.2

Security selection in the consumer discretionary sector added to relative returns. Consumer discretionary stocks in general performed poorly, but the Fund’s holdings in that sector posted strong gains. Our investments in shares of a specialty retailer proved particularly beneficial to relative performance. Furthermore, the Fund’s overweight stake in the consumer discretionary sector magnified the effect of successful stock selection.2

We also over-weighted technology stocks. The technology sector rallied during the 12-month period, so the Fund’s larger-than-benchmark position added to relative returns. However, selection in that sector detracted from relative returns, as some of the Fund’s investments in that sector were out of favor late in the year.2

1	The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. This index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2	Portfolio composition is as of December 31, 2007, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

BB&T Mid Cap Growth VIF

Performance Overview 10/15/2001 - 12/31/2007

Growth of a $10,000 investment

Portfolio Manager

David P. Nolan

Senior Vice President and Portfolio Manager

BB&T Asset Management, Inc.

Average Annual Returns (Inception 10/15/2001)

	1 Year	5 Year	Since Inception
BB&T Mid Cap Growth VIF	35.02%	20.61%	13.41%
Russell MidCap® Growth Index	11.43%	17.90%	10.98%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Russell MidCap® Growth Index was 10/31/01. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2007 and December 31, 2007?

A. The Fund gained 35.02%. That compared to a 11.43% return for its benchmark, the Russell MidCap® Growth Index.¹

Q. What factors affected the Fund’s performance?

A. Mid-cap growth stocks characterized by high growth rates, high price-to-earnings ratios and volatility were among the market’s best performers for the period.2

Stock picking helped the Fund post impressive absolute returns for the period. Positions in four strong-performing stocks particularly added to the Fund’s gains. Shares of a solar-panel maker, a video-game maker, a footwear maker and a firm specializing in liquefied natural gas terminal construction contributed mightily to absolute performance.2

The Fund emphasizes stocks with a higher growth profile than the benchmark index. While the index carried an average projected growth rate of approximately 17%, the average projected growth rate of the Fund’s holdings was about 27%. That emphasis on growth helped the Fund outperform its benchmark during 2007.2

The Fund manager throughout the period emphasized stocks of solar energy and engineering/construction firms, which stood to benefit from the high price of crude oil. Although the Fund was slightly underweight in energy stocks compared to the index, the stocks related to those energy-related themes helped the Fund beat its benchmark by a wide margin.2

Consumer discretionary stocks were the second-worst performing sector among the 10 economic sectors represented in the S&P 500®. As a result, the Fund’s relative return benefited from a smaller-than-benchmark allocation to those stocks. That said, the Fund’s relative performance benefited even more from strong returns by a few select stocks in that sector.2

The same was true of the technology sector, which mildly detracted from the benchmark’s returns. Strong performance from a few stocks in the sector improved both absolute and relative returns, particularly since the Fund held an overweight position in technology stocks.2

[1]

The Fund is measured against the Russell MidCap® Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2007, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

BB&T Capital Manager Equity VIF

Performance Overview 5/1/2001 - 12/31/2007

Growth of a $10,000 investment

Portfolio Management Team

Managed by the BB&T Balanced Portfolio Management Team

Average Annual Returns (Inception 5/1/2001)

	1 Year	5 Year	Since Inception
BB&T Capital Manager Equity VIF	1.98%	12.11%	3.79%
S&P 500 Index	5.49%	12.82%	4.27%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 04/30/01. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Q. How did the Fund perform during the 12-month period between January 1, 2007 and December 31, 2007?

A. The Fund gained 1.98%. That compared to a 5.49% return for the Standard & Poor’s 500® Index (“S&P 500 Index”).¹

Q. What factors affected the Fund’s performance?

A. The Fund invests in a combination of the BB&T Equity Index Fund, BB&T Large Cap Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T International Equity Fund, the BB&T Small Cap Fund and the BB&T U.S. Treasury Money Market Fund.2

The stock market performed unevenly during the period, with wide divergence between the market’s best- and worst-performing groups. International stocks outperformed domestic issues, mid-cap stocks outperformed large caps while besting small caps by a wide margin, and growth stocks outperformed value-oriented shares.2

That environment helped the Fund generate a small but positive absolute return. The Fund’s return benefited from its allocations to large-cap and mid-cap funds, which posted modest gains. Its allocation to the BB&T International Equity Fund also boosted absolute performance, as that fund returned 10.5% during the period. Negative returns in the small-cap equity market dragged on the Fund’s absolute return, as the BB&T Small Cap Fund returned -8.5%.2

The same dynamics shaped the Fund’s relative returns. The Fund trailed the benchmark despite the positive effect of its allocation to large-cap, mid-cap, and international stocks. The Fund’s strategic bias in favor of value stocks — which historically have generated stronger risk-adjusted returns than growth stocks — hurt relative returns, as growth stocks outgained value names for the first time since 2002. Weak returns from small-cap stocks also weighed on relative performance.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2007, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

BB&T Special Opportunities Equity VIF

Performance Overview 7/22/2004 - 12/31/2007

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, Inc.

Average Annual Returns (Inception 7/22/2004)

	1 Year	Since Inception
BB&T Special Opportunities Equity VIF	13.41%	19.03%
S&P 500 Index	5.49%	10.83%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the S&P 500 Index was 07/31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between January 1, 2007 and December 31, 2007?

A. The Fund gained 13.41%. That compared to a 5.49% return for its benchmark, the Standard & Poor’s 500® Index (“S&P 500 Index”).¹

Q. What factors affected the Fund’s performance?

A. The stock market’s solid gains of the first six months of 2007 dwindled during the second half of the year, as investors grew increasingly concerned about economic growth. The period marked the first year since 2002 when more stocks in the S&P 500 declined than advanced, and the first since 1998 in which large-capitalization stocks out-performed small caps.2

Stock selection drove the Fund’s strong returns, both in absolute terms and relative to its benchmarks. The Fund benefited from owning shares of three firms that received takeover offers at sizeable premiums to the companies’ market values, including a video-game maker, an online billing services company and a major student-loan provider.2

The manager’s longstanding emphasis on energy stocks contributed positively to both absolute and relative gains, as oil prices soared to almost $100 a barrel. Two of the strongest-performing stocks, which the manager selected due to the stocks’ strong underlying fundamentals, were shares of an oil services firm and a major coal producer. The Fund held both of those stocks for the entire period.2

The Fund’s over-weighting in the recession-resistant healthcare sector proved helpful as evidence of economic slowdown accumulated. Shares of the world’s largest generic drug maker were a major contributor to the Fund’s strong relative performance. The Fund also benefited from an underweight position in financial stocks. Financial shares were the market’s worst-performing group during the period, as the sub-prime meltdown dominated the second half of 2007.2

A handful of individual investments weighed on the Fund’s absolute and relative returns. One such investment was the stock of an online stock brokerage, which encountered problems related to the quality of its assets. Shares of the nation’s largest cable provider also weighed on the Fund’s relative returns. The manager maintained its stake in that stock, however, due to the attractiveness of the firm’s strategic position and technology platform.2

[1]

The Fund is measured against the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Portfolio composition is as of December 31, 2007, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

BB&T Total Return Bond VIF

Performance Overview 7/22/2004 - 12/31/2007

Growth of a $10,000 investment

Portfolio Manager

David M. Ralston

Managing Director and Chief Investment Officer

Sterling Capital Management LLC

Average Annual Returns (Inception 7/22/2004)

	1 Year	Since Inception
BB&T Total Return Bond VIF	6.47%	4.05%
Lehman Bros. Agg. Bond Index	6.97%	4.94%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The inception date used for the Lehman Brothers U.S. Aggregate Bond Index was 07/ 31/04. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between January 1, 2007 and December 31, 2007?

A. The Fund gained 6.47%. That compared to a 6.97% return for its benchmark, the Lehman Brothers U.S. Aggregate Bond Index¹.

Q. What factors affected the Fund’s performance?

A. Treasury bonds outperformed lower-quality issues during 2007. Securities backed by mortgages especially struggled, as investors became concerned about fallout from rising defaults on sub-prime mortgages. This Fund’s absolute return benefited from declining yields on Treasury notes and bonds, which pushed up prices on existing Treasury securities. The Fund’s bias toward high-quality issues helped it to generate a solid gain for the period.3

The Fund’s managers employed a bulleted yield-curve strategy, which included over-weighting the five-year portion of the curve and underweighting securities with longer than 10 years to maturity. Those strategies boosted the Fund’s return relative to its benchmark index. Likewise, an underweight allocation to long-term bonds in the financial sector added to relative performance during the fourth quarter, as did a high-quality bias among corporate bonds.3

The Fund held a duration that was slightly shorter than that of its benchmark. That duration positioning detracted from relative performance.2 In addition, the Fund maintained exposure to high-quality mortgage-backed securities, because the manager believed investors would differentiate between higher- and lower-quality bonds in that sector. Mortgage-backed securities of all qualities fared poorly, however, and the Fund’s stake in them weighed on relative returns.3

[1]

The Fund is measured against Lehman Brothers U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

[2]	Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

[3]	Portfolio composition is as of December 31, 2007, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the periods would have been lower.

BB&T Variable Insurance Funds

Summary of Portfolio Holdings (Unaudited)

December 31, 2007

The BB&T Variable Insurance Funds portfolio composition was as follows at December 31, 2007:

Percentage of net assets
BB&T Large Cap VIF
Consumer Discretionary	18.3%
Consumer Staples	8.1%
Energy	9.0%
Financials	19.5%
Health Care	18.0%
Industrials	5.6%
Information Technology	18.1%
Investment Company	1.7%
Materials	1.3%

99.6%

BB&T Mid Cap Growth VIF
Consumer Discretionary	11.5%
Consumer Staples	1.1%
Energy	9.2%
Exchange Traded Fund	2.2%
Financials	6.3%
Health Care	12.0%
Industrials	23.1%
Information Technology	26.1%
Investment Company	2.6%
Materials	3.4%
Telecommunication Services	1.8%
Utilities	1.6%

100.9%

BB&T Capital Manager Equity VIF
BB&T Equity Index Fund	8.3%
BB&T International Equity Fund	24.8%
BB&T Large Cap Fund	33.3%
BB&T Mid Cap Growth Fund	9.3%
BB&T Mid Cap Value Fund	13.7%
BB&T Small Cap Fund	7.2%
BB&T US Treasury Money Market Fund	2.9%

99.5%

BB&T Special Opportunities Equity VIF
Consumer Discretionary	10.4%
Consumer Staples	2.6%
Energy	17.5%
Financials	3.5%
Health Care	19.8%
Industrials	8.8%
Information Technology	25.8%
Investment Company	6.9%
Materials	10.3%

105.6%

BB&T Total Return Bond VIF
Asset Backed Securities	6.4%
Commercial Mortgage-Backed Securities	6.5%
Corporate Bonds	23.2%
Federal Home Loan Mortgage Corp. — Collateralized Mortgage Obligations	0.7%
Federal National Mortgage Association — Collateralized Mortgage Obligations	0.5%
Federal Home Loan Mortgage Corp. — Mortgage-Backed Securities	15.5%
Federal National Mortgage Association — Mortgage-Backed Securities	21.7%
Government National Mortgage Association	1.8%
Federal Home Loan Bank	2.6%
Federal Home Loan Mortgage Corp. — U.S. Government Agencies	1.7%
Federal National Mortgage Association — U.S. Government Agencies	5.1%
Municipal Bonds	5.0%
U.S. Treasury Notes	12.0%
Investment Company	2.2%

104.9%

BB&T Variable Insurance Funds

Expense Example (Unaudited)

December 31, 2007

As a shareholder of the BB&T Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 – 12/31/07	Expense Ratio During Period 7/1/07 – 12/31/07
BB&T Large Cap VIF	$1,000.00	$892.70	$3.72	0.78%
BB&T Mid Cap Growth VIF	1,000.00	1,163.60	4.53	0.83%
BB&T Capital Manager Equity VIF	1,000.00	951.70	0.89	0.18%
BB&T Special Opportunities Equity VIF	1,000.00	993.70	5.33	1.06%
BB&T Total Return Bond VIF	1,000.00	1,060.70	4.00	0.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Variable Insurance Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period* 7/1/07 – 12/31/07	Expense Ratio During Period 7/1/07 – 12/31/07
BB&T Large Cap VIF	$1,000.00	$1,021.27	$3.97	0.78%
BB&T Mid Cap Growth VIF	1,000.00	1,021.02	4.23	0.83%
BB&T Capital Manager Equity VIF	1,000.00	1,024.30	0.92	0.18%
BB&T Special Opportunities Equity VIF	1,000.00	1,019.86	5.40	1.06%
BB&T Total Return Bond VIF	1,000.00	1,021.32	3.92	0.77%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

BB&T Large Cap VIF

Schedule of Portfolio Investments

December 31, 2007

Shares		Fair Value
COMMON STOCKS (97.9%)
	Consumer Discretionary (18.3%)
171,808	Comcast Corp., Class A(a)	$3,137,214
93,690	Home Depot, Inc. (The)	2,524,009
178,399	KB Home	3,853,418
42,538	Target Corp.	2,126,900
41,565	Tiffany & Co.	1,913,237
75,471	Walt Disney Co. (The)	2,436,204

		15,990,982

	Consumer Staples (8.1%)
95,290	Kraft Foods, Inc., Class A	3,109,313
53,282	Procter & Gamble Co.	3,911,964

		7,021,277

	Energy (9.0%)
26,924	Anadarko Petroleum Corp.	1,768,637
31,462	ConocoPhillips	2,778,095
35,656	Exxon Mobil Corp.	3,340,612

		7,887,344

	Financials (19.5%)
46,628	American International Group, Inc.	2,718,412
27,387	Bank of New York Mellon Corp. (The)	1,335,394
52,715	Citigroup, Inc.	1,551,930
479,229	Countrywide Financial Corp.	4,284,307
40,909	JPMorgan Chase & Co.	1,785,678
102,855	MGIC Investment Corp.	2,307,038
118,282	Progressive Corp. (The)	2,266,283
25,271	Wells Fargo & Co.	762,931

		17,011,973

	Health Care (18.0%)
42,966	Amgen, Inc.(a)	1,995,341
33,560	Eli Lilly & Co.	1,791,768
68,422	Johnson & Johnson	4,563,748
52,842	Medtronic, Inc.	2,656,367
58,962	Merck & Co., Inc.	3,426,282
54,743	Pfizer, Inc.	1,244,308

		15,677,814

	Industrials (5.6%)
73,335	General Electric Co.	2,718,528
60,488	USG Corp.(a)	2,164,866

		4,883,394

	Information Technology (18.1%)
58,023	Cisco Systems, Inc.(a)	1,570,683
98,024	Dell, Inc.(a)	2,402,568
80,784	eBay, Inc.(a)	2,681,221
125,387	Intel Corp.	3,342,817
28,215	Microsoft Corp.	1,004,454
65,648	QUALCOMM, Inc.	2,583,249
95,870	Yahoo!, Inc.(a)	2,229,936

		15,814,928

	Materials (1.3%)
29,870	Alcoa, Inc.	1,091,749

	Total Common Stocks (Cost $83,867,108)	85,379,461

INVESTMENT COMPANY (1.7%)
1,483,912	Federated Treasury Obligations Fund, Institutional Shares	1,483,912

	Total Investment Company (Cost $1,483,912)	1,483,912

Total Investments — 99.6% (Cost $85,351,020)		86,863,373
Net Other Assets (Liabilities) — 0.4%		308,011

NET ASSETS — 100.0%		$87,171,384

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Mid Cap Growth VIF

Schedule of Portfolio Investments

December 31, 2007

Shares		Fair Value
COMMON STOCKS (96.1%)
	Consumer Discretionary (11.5%)
13,925	DeVry, Inc.	$723,543
16,530	Dick’s Sporting Goods, Inc.(a)	458,873
13,670	Focus Media Holding, Ltd., ADR(a)	776,593
15,035	GameStop Corp., Class A(a)	933,824
12,685	Guess?, Inc.	480,634
10,190	Under Armour, Inc., Class A(a)	444,997

		3,818,464

	Consumer Staples (1.1%)
8,555	Hansen Natural Corp.(a)	378,901

	Energy (9.2%)
13,450	Cameron International Corp.(a)	647,348
5,380	Core Laboratories N.V.(a)	670,994
4,375	Diamond Offshore Drilling, Inc.	621,250
9,610	National Oilwell Varco, Inc.(a)	705,951
2,950	Transocean, Inc.(a)	422,292

		3,067,835

	Financials (6.3%)
5,860	AllianceBernstein Holding L.P.	440,965
1,215	CME Group, Inc.	833,490
26,335	Invesco, Ltd.	826,392

		2,100,847

	Health Care (12.0%)
8,075	ArthroCare Corp.(a)	388,004
7,875	Cerner Corp.(a)	444,150
7,100	Healthways, Inc.(a)	414,924
12,825	Hologic, Inc.(a)	880,308
12,975	LifeCell Corp.(a)	559,352
5,515	Medco Health Solutions, Inc.(a)	559,221
13,370	Thermo Fisher Scientific, Inc.(a)	771,182

		4,017,141

	Industrials (23.1%)
24,795	ABB, Ltd., ADR	714,096
18,675	BE Aerospace, Inc.(a)	987,908
14,350	Chicago Bridge & Iron Co. N.V.	867,314
23,030	Corrections Corp of America(a)	679,615
1,500	First Solar, Inc.(a)	400,710
5,095	Foster Wheeler, Ltd.(a)	789,827
6,700	JA Solar Holdings Co, Ltd., ADR.(a)	467,727
13,840	Manitowoc Co., Inc. (The)	675,807
9,975	Monster Worldwide, Inc.(a)	323,190
3,375	Precision Castparts Corp.	468,112
10,050	Stericycle, Inc.(a)	596,970
5,625	SunPower Corp., Class A.(a)	733,444

		7,704,720

	Information Technology (26.1%)
28,580	Activision, Inc.(a)	848,826
13,265	Akamai Technologies, Inc.(a)	458,969
12,675	Amphenol Corp., Class A	587,740
3,495	Apple, Inc.(a)	692,289
1,090	Baiducom, Inc., ADR(a)	425,525
17,875	Ciena Corp.(a)	609,716
7,880	Equinix, Inc.(a)	796,432
925	Google, Inc., Class A(a)	639,619
15,800	Juniper Networks, Inc(a)	524,560
3,875	Mastercard, Inc., Class A	833,900
7,275	MEMC Electronic Materials, Inc.(a)	643,765
9,775	MICROS Systems, Inc.(a)	685,814
13,070	Sina Corp.(a)	579,132
4,658	VMware, Inc., Class A(a)	395,883

		8,722,170

	Materials (3.4%)
4,575	CF Industries Holdings, Inc.	503,525
19,555	Companhia Vale do Rio Doce, ADR	638,862

		1,142,387

	Telecommunication Services (1.8%)
14,035	American Tower Corp., Class A(a)	597,891

	Utilities (1.6%)
8,285	Allegheny Energy, Inc.	527,009

	Total Common Stocks (Cost $23,522,971)	32,077,365

EXCHANGE TRADED FUNDS (2.2%)
6,430	iShares Russell MidCap Growth Index Fund	732,634

	Total Exchange Traded Funds (Cost $713,418)	732,634

INVESTMENT COMPANY (2.6%)
891,784	Federated Treasury Obligations Fund, Institutional Shares	891,784

	Total Investment Company (Cost $891,784)	891,784

Total Investments — 100.9% (Cost $25,128,173)		33,701,783
Net Other Assets (Liabilities) — (0.9)%		(315,435)

NET ASSETS — 100.0%		$33,386,348

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Capital Manager Equity VIF

Schedule of Portfolio Investments

December 31, 2007

Shares		Fair Value
AFFILIATED INVESTMENT COMPANIES (99.5%)
157,202	BB&T Equity Index Fund, Institutional Class	$1,542,151
573,444	BB&T International Equity Fund, Institutional Class	4,581,819
424,056	BB&T Large Cap Fund, Institutional Class	6,165,777
110,904	BB&T Mid Cap Growth Fund, Institutional Class	1,710,147
206,078	BB&T Mid Cap Value Fund, Institutional Class	2,528,575
103,261	BB&T Small Cap Fund, Institutional Class	1,334,131
537,831	BB&T U.S. Treasury Money Market Fund, Institutional Class	537,831

	Total Affiliated Investment Companies (Cost $19,486,259)	18,400,431

Total Investments — 99.5% (Cost $19,486,259)		18,400,431
Net Other Assets (Liabilities) — 0.5%		94,276

NET ASSETS — 100.0%		$18,494,707

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Special Opportunities Equity VIF

Schedule of Portfolio Investments

December 31, 2007

Shares		Fair Value
COMMON STOCKS (98.7%)
	Consumer Discretionary (10.4%)
67,000	Comcast Corp., Class A(a)	$1,223,420
48,000	News Corp., Class A	983,520
56,000	XM Satellite Radio Holdings, Inc., Class A(a)(d)	685,440
21,300	Yum! Brands, Inc.(d)	815,151

		3,707,531

	Consumer Staples (2.6%)
32,490	Smithfield Foods, Inc.(a)	939,611

	Energy (17.5%)
11,100	Apache Corp.	1,193,694
25,000	CONSOL Energy, Inc.(d)	1,788,000
23,000	Nabors Industries, Ltd.(a)	629,970
22,200	Noble Corp.(d)	1,254,522
20,000	Weatherford International, Ltd.(a)(d)	1,372,000

		6,238,186

	Financials (3.5%)
1,100	Markel Corp.(a)	540,210
23,800	Wells Fargo & Co.	718,522

		1,258,732

	Health Care (19.8%)
24,000	Amgen, Inc.(a)	1,114,560
10,100	Coventry Health Care, Inc.(a)	598,425
20,000	McKesson Corp.	1,310,200
8,638	MedCath Corp.(a)	212,149
27,000	Teva Pharmaceutical Industries, Ltd., ADR	1,254,960
19,000	UnitedHealth Group, Inc.	1,105,800
28,000	Varian Medical Systems, Inc.(a)(d)	1,460,480

		7,056,574

	Industrials (8.8%)
25,000	JB Hunt Transport Services, Inc.	688,750
8,500	L-3 Communications Holdings, Inc.(d)	900,490
70,000	Southwest Airlines Co.	854,000
25,000	Trinity Industries, Inc.	694,000

		3,137,240

	Information Technology (25.8%)
67,510	ACI Worldwide, Inc.(a)	1,285,391
29,000	Akamai Technologies, Inc.(a)	1,003,400
95,000	ARM Holdings PLC, ADR	703,000
48,000	Cisco Systems, Inc.(a)	1,299,355
57,000	Corning, Inc.(d)	1,367,430
26,169	Digital River, Inc.(a)	865,409
14,000	Harris Corp.	877,520
44,950	Symantec Corp.(a)	725,493
45,000	Yahoo!, Inc.(a)	1,046,700

		9,173,698

	Materials (10.3%)
16,000	Aracruz Celulose SA, ADR	1,189,600
19,000	Dow Chemical Co. (The)	748,980
40,200	Nalco Holding Co.	972,036
32,065	Sealed Air Corp.	741,984

		3,652,600

	Total Common Stocks (Cost $29,320,677)	35,164,172

INVESTMENT COMPANY (6.9%)
2,455,098	Federated Treasury Obligations Fund,
	Institutional Shares	2,455,098

	Total Investment Company (Cost $2,455,098)	2,455,098

Total Investments — 105.6% (Cost $31,775,775)		37,619,270
Net Other Assets (Liabilities) — (5.6)%		(1,999,623)

NET ASSETS — 100.0%		$35,619,647

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

BB&T Total Return Bond VIF

Schedule of Portfolio Investments

December 31, 2007

Principal Amount		Fair Value
ASSET BACKED SECURITIES (6.4%)
$80,000	American Express Credit Account Master Trust, Series 2004-5, Class A, 5.118%, 4/16/12*(b)	$79,804
260,000	Capital One Master Trust, Series 2001-1, Class A, 5.228%, 12/15/10*(b)	260,115
122,000	Carmax Auto Owner Trust, Series 2007-2, Class A3, 5.230%, 12/15/11	123,263
52,000	Centex Home Equity, Series 2005-C, Class AF6 STEP, 4.638%, 6/25/35	49,024
98,000	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4, Class 1A5 STEP, 5.416%, 5/25/33	92,425
58,000	MBNA Credit Card Master Note Trust, Series 2001-A5, Class A5, 5.238%, 3/15/11*(b)	58,033
115,000	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, 5.218%, 12/17/12*(b)	114,742
115,000	MBNA Credit Card Master Note Trust, Series 2002-A8, Class A8, 5.393%, 12/15/11*(b)	114,869

	Total Asset Backed Securities (Cost $900,453)	892,275

COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
	Federal Home Loan Mortgage Corp. (0.7%)
46,774	5.000%, 8/15/31, Series 3025, Class AB	46,838
49,169	5.500%, 7/15/16, Series 3061, Class VU	50,253

		97,091

	Federal National Mortgage Association (0.5%)
37,171	4.000%, 1/25/18, Series 2003-35, Class NA	36,372
41,652	5.500%, 10/25/24, Series 2006-18, Class CA	42,221

		78,593

	Total Collateralized Mortgage Obligations (Cost $171,744)	175,684

COMMERCIAL MORTGAGE-BACKED SECURITIES (6.5%)
25,000	Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A5, 4.811%, 12/10/42	24,688
125,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A3, 5.607%, 10/15/48	126,251
78,000	CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A3, 5100%, 8/15/38*	77,179
28,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A3, 5389%, 7/12/46*	28,004
300,000	Morgan Stanley Capital I, Series 2007-IQ13, Class A3, 5330%, 3/15/44	297,561
173,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, 5.266%, 12/15/44*	173,147
187,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 5.903%, 2/15/51*	192,283

	Total Commercial Mortgage-Backed Securities (Cost $913,606)	919,113

CORPORATE BONDS (23.2%)
	Consumer Discretionary (0.7%)
48,000	Historic TW, Inc., 9.125%, 1/15/13	54,532
44,000	Time Warner, Inc., 5.875%, 11/15/16	43,729

		98,261

	Consumer Staples (1.5%)
60,000	Coca-Cola Co. (The), 5.350%, 11/15/17	61,473
42,000	CVS Caremark Corp., 5.750%, 8/15/11	43,022
112,000	CVS Caremark Corp., 4.875%, 9/15/14	108,172

		212,667

	Energy (0.5%)
68,000	Peabody Energy Corp., Series B, 6.875%, 3/15/13	68,340

	Financials (10.4%)
45,000	American International Group, Inc., MTN, Series G, 5.850%, 1/16/18	45,295
25,000	Bank of America Corp., 6.250%, 4/15/12	26,252
250,000	Bank of America Corp., 5.125%, 11/15/14	246,084
36,000	Bank of America Corp., 5.750%, 12/1/17	36,083
32,000	Capital One Financial Corp., 5.500%, 6/1/15	29,516
28,000	ERP Operating LP, 5.125%, 3/15/16	26,051
55,000	GATX Financial Corp., 5.125%, 4/15/10	54,153
182,000	General Electric Capital Corp., MTN, Series A, 6.000%, 6/15/12	190,797
77,000	Goldman Sachs Group, Inc. (The), 5.450%, 11/1/12	78,498
26,000	Goldman Sachs Group, Inc. (The), 5.125%, 1/15/15	25,541
120,000	IBM International Group Capital LLC, 5.050%, 10/22/12	122,242
40,000	Lehman Brothers Holdings, Inc., MTN, Series G, 4.800%, 3/13/14	37,228
130,000	Lehman Brothers Holdings, Inc., MTN, Series I, 6.200%, 9/26/14	132,401
178,000	Prudential Financial, Inc., MTN, Series B, 5.100%, 9/20/14	175,704
45,000	Prudential Financial, Inc., MTN, Series D, 6.625%, 12/1/37	45,378
188,000	Wells Fargo & Co., 5.625%, 12/11/17	188,115

		1,459,338

	Health Care (1.2%)
78,000	Cardinal Health, Inc., 4.000%, 6/15/15	71,775
90,000	Laboratory Corp. of America Holdings, 5.625%, 12/15/15	88,576

		160,351

	Industrials (2.4%)
111,000	Allied Waste North America, Inc., 6.875%, 6/1/17	108,225
115,000	Corrections Corp. of America, 6.250%, 3/15/13	113,275
60,000	General Dynamics Corp., 4.250%, 5/15/13	58,849
60,000	Goodrich (BF) Corp., 6.290%, 7/1/16	62,439

		342,788

	Information Technology (3.7%)
71,000	Cisco Systems, Inc., 5.500%, 2/22/16	72,205
70,000	Hewlett-Packard Co., 6.500%, 7/1/12	75,636
110,000	Hewlett-Packard Co., 5.400%, 3/1/17	109,756
65,000	International Business Machines Corp., 5.700%, 9/14/17	67,195
157,000	Oracle Corp. and Ozark Holding, Inc., 5.000%, 1/15/11	159,076

Continued

BB&T Total Return Bond VIF

Schedule of Portfolio Investments — (continued)

December 31, 2007

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Information Technology — (continued)
$35,000	Oracle Corp. and Ozark Holding, Inc., 5.250%, 1/15/16	$34,931

		518,799

	Telecommunication Services (1.1%)
144,000	New Cingular Wireless Services, Inc., 8.125%, 5/1/12	160,116

	Utilities (1.7%)
208,000	Duke Energy Carolinas LLC, 6.250%, 1/15/12.	219,327
24,000	Ohio Power Co., Series K, 6.000%, 6/1/16	24,260

		243,587

	Total Corporate Bonds (Cost $3,225,809)	3,264,247

MORTGAGE-BACKED SECURITIES (39.0%)
	Federal Home Loan Mortgage Corp. (15.5%)
111,365	6.000%, 10/1/19, Pool #G11679	114,083
52,105	5.500%, 10/1/21, Pool #G12425	52,743
59,097	5.500%, 11/1/21, Pool #G12454	59,820
65,871	5.000%, 1/1/22, Pool #J04202	65,944
115,450	5.000%, 5/1/22, Pool #J04788	115,577
332,671	5.000%, 8/1/22, Pool #J05384	333,036
41,250	4.500%, 6/1/35, Pool #G01842	39,014
35,823	5.500%, 7/1/35, Pool #A36540	35,763
22,375	6.000%, 7/1/35, Pool #A36304	22,726
21,067	5.500%, 12/1/35, Pool #A40359	21,031
67,467	5.500%, 2/1/36, Pool #G08111	67,336
49,603	5.500%, 4/1/36, Pool #A44445	49,507
114,607	5.897%, 12/1/36, Pool #1J1390*	116,188
77,413	5.965%, 1/1/37, Pool #1Q0192*	78,796
107,074	5.500%, 4/1/37, Pool #G08192	106,853
64,431	6.000%, 4/1/37, Pool #A58853	65,394
51,475	5.000%, 6/1/37, Pool #G03094	50,226
226,552	6.000%, 8/1/37, Pool #A64067	229,935
179,019	5.781%, 9/1/37, Pool #1Q0319*	179,729
370,000	6.000%, 1/15/38(c)	375,435

		2,179,136

	Federal National Mortgage Association (21.7%)
26,245	4.500%, 10/1/18, Pool #752030	25,823
17,567	5.500%, 11/1/20, Pool #843972	17,801
19,637	5.500%, 12/1/20, Pool #831138	19,899
46,458	5.500%, 5/1/21, Pool #895628	47,077
66,791	5.500%, 6/1/21, Pool #831526	67,665
320,547	5.500%, 4/1/22, Pool #914937	324,706
24,059	6.000%, 9/1/22, Pool #907006	24,623
277,840	6.000%, 11/1/22, Pool #948159	284,354
56,746	5.000%, 10/1/25, Pool #255894	55,958
65,768	5.500%, 2/1/27, Pool #256600	66,063
251,242	5.500%, 1/1/34, Pool #757571	251,428
57,426	6.000%, 9/1/34, Pool #790912	58,394
62,357	6.500%, 9/1/34, Pool #796569	64,271
30,724	7.000%, 6/1/35, Pool #255820	32,076
112,426	5.000%, 11/1/35, Pool #842402	109,759
28,505	5.500%, 2/1/36, Pool #256101	28,487
42,960	5.621%, 5/1/36, Pool #871259*	42,888
44,575	5.436%, 6/1/36, Pool #905183*	44,738
71,145	5.500%, 12/1/36, Pool #922224	71,068
358,558	5.500%, 12/1/36, Pool #928043	358,171
67,666	6.000%, 12/1/36, Pool #902054	68,728
135,756	5.000%, 1/1/37, Pool #920727	132,490
300,570	5.500%, 1/1/37, Pool #256552	300,245
62,560	6.000%, 1/1/37, Pool #906095	63,542
108,267	5.000%, 3/1/37, Pool 911395	105,641
62,484	6.000%, 4/1/37, Pool #914725	63,456
95,441	6.000%, 7/1/37, Pool #256800	96,925
220,000	5.920%, 12/1/37, Pool #966223*	222,336

		3,048,612

	Government National Mortgage Association (1.8%)
262,000	5.000%, 1/15/38(c)	258,152

	Total Mortgage-Backed Securities (Cost $5,436,317)	5,485,900

MUNICIPAL BONDS (5.0%)
	California (0.5%)
65,000	Fresno, CA, County Pension Obligation Revenue Bonds, Series A (FGIC), 4.198%, 8/15/13	62,602

	Florida (0.5%)
10,000	Gainesville, FL, Post Employment Benefits Pension Revenue Bonds, Retiree Health Care Plan (MBIA), 4.680%, 10/1/13	9,988
36,000	Gainesville, FL, Post Employment Benefits Pension Revenue Bonds, Retiree Health Care Plan (MBIA), 4.710%, 10/1/14	35,747
13,000	Palm Beach County, FL, Refunding Land Acquisition G.O., 5.735%, 6/1/12	13,657
13,000	Palm Beach County, FL, Refunding Land Acquisition G.O., 5.784%, 6/1/13	13,756

		73,148

	Illinois (0.2%)
30,000	Chicago, IL, Public Improvements G.O., Series B, OID (XLCA), 5.250%, 1/1/12	30,804

	Maryland (0.9%)
125,000	Howard County, MD, Construction Public Improvements Refunding G.O., Series B, 5.000%, 2/15/11	131,955

	Michigan (0.5%)
75,000	Michigan Municipal Bond Authority, Refunding School Loan Revenue Bonds (FGIC), 5.222%, 6/1/14	75,754

	Mississippi (0.6%)
75,000	Mississippi State, Small Enterprises G.O., Series C, 4.750%, 12/1/11	76,552

	New York (0.6%)
85,000	New York City Transitional Finance Authority, NY, Public Improvements Revenue Bonds, Series D-TXBL, OID, 4.800%, 2/1/13	86,457

	South Carolina (0.3%)
40,000	South Carolina Transportation Infrastructure Bank, Transit Improvements Revenue Bonds, Series A, Prerefunded 10/1/09 @ 101 (AMBAC), 5.500%, 10/1/15	42,063

Continued

BB&T Total Return Bond VIF

Schedule of Portfolio Investments — (continued)

December 31, 2007

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Wisconsin (0.9%)
$120,000	Wisconsin State General Pension Funding Revenue Bonds, Series A, OID (FSA), 4.800%, 5/1/13	$120,800

	Total Municipal Bonds (Cost $686,651)	700,135

U.S. GOVERNMENT AGENCIES (9.4%)
	Federal Home Loan Bank (2.6%)
290,000	5.000%, 9/14/12	303,073
65,000	5.250%, 9/13/13	68,938

		372,011

	Federal Home Loan Mortgage Corp. (1.7%)
223,000	4.875%, 11/15/13	232,530

		232,530

	Federal National Mortgage Association (5.1%)
279,000	6.125%, 3/15/12	303,116
405,000	4.875%, 5/18/12	420,805

		723,921

	Total U.S. Government Agencies (Cost $1,274,196)	1,328,462

U.S. TREASURY NOTES (12.0%)
568,000	4.250%, 8/15/14(b)	587,303
1,036,000	4.750%, 8/15/17	1,094,194

	Total U.S. Treasury Notes (Cost $1,634,978)	1,681,497

Shares
INVESTMENT COMPANY (2.2%)
306,255	Federated Treasury Obligations Fund, Institutional Shares	306,255

	Total Investment Company (Cost $306,255)	306,255

Total Investments — 104.9% (Cost $14,550,009)		14,753,568
Net Other Assets (Liabilities) — (4.9)%		(689,928)

NET ASSETS — 100.0%		$14,063,640

See notes to Schedules of Portfolio Investments.

See accompanying notes to the financial statements.

Schedule of Portfolio Investments

Notes to Schedules of Portfolio Investments

December 31, 2007

(a)	Represents non-income producing security.

(b)	Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

(c)	Represents a security purchased on a when-issued basis. At December 31, 2007, total cost of investments purchased on a when-issued basis for the BB&T Total Return Bond VIF was $633,586.

(d)	Security held as collateral for written call option.

*	The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of December 31, 2007. For bond funds, the maturity date reflected is the final maturity date.

ADR — American Depository Receipt.

AMBAC — Insured by AMBAC Indemnity Corp.

FGIC — Insured by the Financial Guaranty Insurance Corp.

FSA — Insured by Financial Security Assurance.

G.O. — General Obligation.

LLC — Limited Liability Company.

MBIA — Insured by the Municipal Bond Insurance Association.

MTN — Medium Term Note.

OID — Original Issue Discount.

STEP — Step Coupon Bond.

XLCA — Insured by XL Capital Assurance.

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Assets and Liabilities

December 31, 2007

	BB&T Large Cap VIF	BB&T Mid Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Assets:
Investments:
Unaffiliated investments, at cost	$85,351,020	$25,128,173	$—	$31,775,775	$14,550,009
Investment in affiliates, at cost	—	—	19,486,259	—	—

Total investments, at cost	85,351,020	25,128,173	19,486,259	31,775,775	14,550,009
Unrealized appreciation (depreciation)	1,512,353	8,573,610	(1,085,828)	5,843,495	203,559

Investments, at value	86,863,373	33,701,783	18,400,431	37,619,270	14,753,568
Cash	—	—	—	—	2
Interest and dividends receivable	120,346	5,438	21,466	22,476	129,295
Maturities receivable	—	—	—	—	5,185
Receivable for investments sold	—	—	—	12,729	—
Receivable for capital shares issued	236,194	55,215	77,439	35,822	—
Receivable from Advisor	—	—	1,797	—	—
Prepaid and other expenses	37,990	13,451	7,753	14,181	5,789

Total Assets	87,257,903	33,775,887	18,508,886	37,704,478	14,893,839

Liabilities:
Call options written (premiums received $ — , $ — , $ — , $206,096 and $ — , respectively)	—	—	—	375,630	—
Payable for investments purchased	—	—	—	1,609,987	706,986
Payable for capital shares redeemed	622	360,517	7,619	64,325	112,229
Accrued expenses and other payables:
Investment advisory fees	70,430	17,301	—	22,577	3,522
Administration fees	7,009	2,587	—	2,753	1,105
Compliance service fees	79	—	5	91	77
Legal fees	—	1,183	821	1,236	419
Printing fees	—	1,246	1,242	1,741	547
Transfer agency fees	6,302	2,217	1,673	2,419	846
Other fees	2,077	4,488	2,819	4,072	4,468

Total Liabilities	86,519	389,539	14,179	2,084,831	830,199

Net Assets:
Capital	73,062,911	20,271,031	16,590,175	28,721,105	13,826,635
Accumulated undistributed net investment income	—	—	19,457	—	167,126
Accumulated realized gains (losses) from investments and written options	12,596,120	4,541,707	2,970,903	1,224,581	(133,680)
Net unrealized appreciation/(depreciation) on investments and written options	1,512,353	8,573,610	(1,085,828)	5,673,961	203,559

Net Assets	$87,171,384	$33,386,348	$18,494,707	$35,619,647	$14,063,640

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	6,365,818	1,825,776	1,789,604	2,221,568	1,403,726

Net Asset Value — offering and redemption price per share	$13.69	$18.29	$10.33	$16.03	$10.02

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Operations

For the Year Ended December 31, 2007

	BB&T Large Cap VIF	BB&T Mid Cap Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Investment Income:
Interest income	$29,700	$22,039	$—	$38,165	$535,999
Dividend income	2,242,083	101,039	—	230,697	8,777
Dividend income from affiliates	—	—	471,577	—	—
Foreign tax withholding	—	(2,284)	—	(6,244)	—
Income from securities lending	13,951	47,238	—	4,093	2,233

Total investment income	2,285,734	168,032	471,577	266,711	547,009

Expenses:
Investment advisory fees (See Note 4)	743,323	215,769	48,103	236,897	63,041
Administration fees (See Note 4)	99,752	28,778	6,555	29,069	10,188
Compliance service fees (See Note 4)	7,306	1,834	1,311	1,814	617
Trustee fees	25,623	6,922	4,685	6,739	2,228
Audit fees	55,210	15,688	10,500	15,433	6,014
Custodian fees	5,057	1,372	938	1,403	477
Fund accounting fees (See Note 4)	9,369	2,796	1,838	2,845	1,015
Insurance fees	3080	855	73	684	707
Interest expense	—	5	—	—	—
Legal fees	40,824	9,583	6,794	9,250	2,926
Printing fees	51,945	8,952	7,649	8,913	4,347
Transfer agent fees (See Note 4)	29,974	9,061	6,315	9,411	3,470
Other fees	19,018	6,393	3,518	5,790	10,814

Total expenses before waivers	1,090,481	308,008	98,279	328,248	105,844
Less expenses reimbursed or waived by the Investment Advisor	(317,724)	(75,690)	(57,157)	(14,777)	(24,453)
Less expenses waived by the Administrator	—	—	(6,555)	—	—

Net expenses	772,757	232,318	34,567	313,471	81,391

Net investment income (loss)	1,512,977	(64,286)	437,010	(46,760)	465,618

Realized/Unrealized Gains (Losses) on Investments and Written Options:
Net realized gains (losses) from:
Investments	12,657,230	4,623,497	—	1,062,781	75,270
Distributions from affiliated funds	—	—	2,999,843	—	—
Written Options	—	—	—	215,736	—
Affiliated investment transactions	—	—	(28,915)	—	—
Change in unrealized appreciation/depreciation on:
Investments	(19,468,983)	4,163,473	(3,018,705)	2,156,916	204,918
Written Options	—	—	—	(207,781)	—

Net realized/unrealized gains (losses) on investments and written options	(6,811,753)	8,786,970	(47,777)	3,227,652	280,188

Change in net assets from operations	$(5,298,776)	$8,722,684	$389,233	$3,180,892	$745,806

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Changes in Net Assets

	BB&T Large Cap VIF		BB&T Mid Cap Growth VIF
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Investment Activities:
Operations:
Net investment income (loss)	$1,512,977	$1,935,959	$(64,286)	$97,117
Net realized gains (losses) on investments, distributions from underlying funds and written options	12,657,230	18,508,713	4,623,497	6,928,124
Change in unrealized appreciation/depreciation of investments and written options	(19,468,983)	1,298,734	4,163,473	(6,370,282)

Change in net assets from operations	(5,298,776)	21,743,406	8,722,684	654,959

Distributions to Shareholders:
Net investment income	(1,937,234)	(1,597,154)	(377)	(169,918)
Net realized gains from investment transactions	(11,116,882)	—	(3,179,274)	(2,384,160)

Change in net assets from shareholder distributions	(13,054,116)	(1,597,154)	(3,179,651)	(2,554,078)

Capital Transactions:
Proceeds from shares issued	15,112,419	3,613,319	3,804,286	5,338,345
Proceeds from shares issued in conversion (Note 5)	13,750,356	—	—	—
Distributions reinvested	13,054,115	1,597,154	3,179,651	2,554,078
Value of shares redeemed	(29,535,278)	(12,806,788)	(4,600,823)	(3,965,432)
Redemption In-Kind	—	(33,055,269)	—	(15,658,169)

Change in net assets from capital transactions	12,381,612	(40,651,584)	2,383,114	(11,731,178)

Change in net assets	(5,971,280)	(20,505,332)	7,926,147	(13,630,297)

Net Assets:
Beginning of year	93,142,664	113,647,996	25,460,201	39,090,498

End of year	$87,171,384	$93,142,664	$33,386,348	$25,460,201

Accumulated undistributed net investment income	$—	$363,182	$—	$—

Share Transactions:
Issued	907,626	236,412	219,708	336,699
Issued in conversion (Note 5)	810,901	—	—	—
Reinvested	869,273	106,704	196,637	175,022
Redeemed	(1,781,498)	(850,964)	(270,101)	(259,014)
Redemption In-Kind	—	(2,053,122)	—	(1,067,360)

Change in Shares	806,302	(2,560,970)	146,244	(814,653)

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Changes in Net Assets

BB&T Capital Manager Equity VIF		BB&T Special Opportunities Equity VIF		BB&T Total Return Bond VIF

For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006

$437,010	$303,744	$(46,760)	$(16,818)	$465,618	$838,101

2,970,928	2,638,203	1,278,517	6,508,365	75,270	(30,159)

(3,018,705)	327,925	1,949,135	767,928	204,918	124,775

389,233	3,269,872	3,180,892	7,259,475	745,806	932,717

(512,781)	(252,133)	—	(20,982)	(456,227)	(831,872)
(2,014,013)	(1,067,700)	(2,016,836)	(1,809,941)	—	—

(2,526,794)	(1,319,833)	(2,016,836)	(1,830,923)	(456,227)	(831,872)

2,591,141	4,965,546	12,942,110	6,523,307	8,183,083	4,002,998
—	—	—	—	—	—
2,526,794	1,319,833	2,016,836	1,830,923	482,039	831,872
(2,708,114)	(1,316,172)	(1,797,100)	(1,373,589)	(1,658,187)	(583,849)
—	(17,418,807)	—	(22,883,690)	—	(16,361,455)

2,409,821	(12,449,600)	13,161,846	(15,903,049)	7,006,935	(12,110,434)

272,260	(10,499,561)	14,325,902	(10,474,497)	7,296,514	(12,009,589)

18,222,447	28,722,008	21,293,745	31,768,242	6,767,126	18,776,715

$18,494,707	$18,222,447	$35,619,647	$21,293,745	$14,063,640	$6,767,126

$19,457	$95,228	$—	$—	$167,126	$164,983

222,208	452,112	789,817	472,777	834,990	408,945
—	—	—	—	—	—
236,281	124,570	127,810	137,514	48,984	84,905
(232,413)	(119,628)	(109,151)	(99,525)	(168,369)	(59,822)
—	(1,626,406)	—	(1,599,140)	—	(1,637,783)

226,076	(1,169,352)	808,476	(1,088,374)	715,605	(1,203,755)

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

	Investment Activities
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities
BB&T Large Cap VIF
Year Ended December 31, 2007	$16.75	0.23	(1.08)	(0.85)
Year Ended December 31, 2006	$14.00	0.27	2.68	2.95
Year Ended December 31, 2005	$13.35	0.26	0.65	0.91
Year Ended December 31, 2004	$12.00	0.22	1.35	1.57
Year Ended December 31, 2003	$9.88	0.19	2.12	2.31
BB&T Mid Cap Growth VIF
Year Ended December 31, 2007	$15.16	(0.03)	5.09	5.06
Year Ended December 31, 2006	$15.67	0.03	0.44	0.47
Year Ended December 31, 2005	$13.70	(0.04)	2.01	1.97
Year Ended December 31, 2004	$11.69	(0.05)	2.06	2.01
Year Ended December 31, 2003	$8.56	(0.06)	3.19	3.13
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2007	$11.65	0.25	— (c)	0.25
Year Ended December 31, 2006	$10.51	0.16	1.45	1.61
Year Ended December 31, 2005	$9.99	0.17	0.50	0.67
Year Ended December 31, 2004	$8.99	0.07	1.00	1.07
Year Ended December 31, 2003	$7.19	0.03	1.80	1.83
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2007	$15.07	(0.02)	2.02	2.00
Year Ended December 31, 2006	$12.70	(0.02)	3.07	3.05
Year Ended December 31, 2005	$12.12	(0.03)	0.79	0.76
July 22, 2004 to December 31, 2004(d)	$10.00	(0.04)	2.16	2.12
BB&T Total Return Bond VIF
Year Ended December 31, 2007	$9.83	0.31	0.31	0.62
Year Ended December 31, 2006	$9.92	0.50	(0.17)	0.33
Year Ended December 31, 2005	$10.08	0.33	(0.10)	0.23
July 22, 2004 to December 31, 2004(d)	$10.00	0.10	0.08	0.18

*	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

**	Total return ratios assume reinvestment of distributions at net asset value.

Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	Amount is less than $0.005.

(d)	Period from commencement of operations.

See accompanying notes to the financial statements.

Distributions							Ratios/Supplemental Data

Net investment income	Return of capital		Net realized gains on investments	Total Distributions	Net Asset Value, End of Period	Total Return**(a)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Ratio of expenses to average net assets*(b)	Portfolio turnover rate(a)

(0.31)	—		(1.90)	(2.21)	$13.69	(5.87)%	$87,171	0.77%	1.50%	1.08%	52.81%
(0.20)	—		—	(0.20)	$16.75	21.28%	$93,143	0.77%	1.72%	1.01%	45.76%
(0.26)	—		—	(0.26)	$14.00	6.90%	$113,648	0.79%	1.95%	1.05%	21.76%
(0.22)	—		—	(0.22)	$13.35	13.18%	$111,612	0.81%	1.77%	1.10%	12.91%
(0.19)	—	(c)	—	(0.19)	$12.00	23.62%	$94,683	0.88%	1.82%	1.17%	13.96%

— (c)	—		(1.93)	(1.93)	$18.29	35.02%	$33,386	0.80%	(0.22)%	1.05%	127.76%
(0.07)	—		(0.91)	(0.98)	$15.16	3.26%	$25,460	0.78%	0.25%	1.02%	160.04%
—	—		—	—	$15.67	14.38%	$39,090	0.78%	(0.28)%	1.10%	113.04%
—	—		—	—	$13.70	17.19%	$32,407	0.83%	(0.44)%	1.22%	135.55%
—	—		—	—	$11.69	36.57%	$23,903	0.98%	(0.78)%	1.37%	113.75%

(0.30)	—		(1.27)	(1.57)	$10.33	1.98%	$18,495	0.18%	2.27%	0.51%	40.70%
(0.12)	—		(0.35)	(0.47)	$11.65	15.82%	$18,222	0.17%	1.15%	0.54%	20.55%
(0.15)	—		—	(0.15)	$10.51	6.77%	$28,722	0.26%	1.68%	0.55%	3.24%
(0.07)	—		—	(0.07)	$9.99	11.91%	$25,611	0.34%	0.75%	0.54%	1.09%
(0.03)	—		—	(0.03)	$8.99	25.47%	$20,606	0.56%	0.40%	0.66%	10.06%

—	—		(1.04)	(1.04)	$16.03	13.41%	$35,620	1.06%	(0.16)%	1.11%	23.86%
(0.01)	—		(0.67)	(0.68)	$15.07	24.71%	$21,294	1.06%	(0.05)%	1.06%	59.93%
—	—		(0.18)	(0.18)	$12.70	6.29%	$31,768	1.23%	(0.28)%	1.23%	42.15%
—	—		—	—	$12.12	21.20%	$21,044	1.45%	(0.76)%	1.45%	13.81%

(0.43)	—		—	(0.43)	$10.02	6.47%	$14,064	0.77%	4.42%	1.01%	252.64%
(0.42)	—		—	(0.42)	$9.83	3.47%	$6,767	0.77%	4.34%	0.88%	188.24%
(0.36)	—		(0.03)	(0.39)	$9.92	2.29%	$18,777	1.00%	3.38%	1.12%	196.66%
(0.10)	—		—	(0.10)	$10.08	1.76%	$15,653	1.29%	2.34%	1.29%	36.74%

BB&T Variable Insurance Funds

Notes to Financial Statements

December 31, 2007

1.	Organization:

The BB&TVariable Insurance Funds (the “Trust”) was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Large Cap VIF, the BB&T Mid Cap Growth VIF, the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a “Fund” and collectively as the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. The BB&T Capital Manager Equity VIF (the “Fund of Funds”) invests in underlying mutual funds as opposed to individual securities.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards — In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has completed their analysis and has determined that the adoption of FIN 48 will not have an impact on the financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Securities Valuation — Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

less are valued at either amortized cost or original cost plus interest, which approximates current fair value. Investments in open-end investment companies, including the underlying Funds invested in by Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event that materially effects the furnished price) will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board.

Securities Transactions and Related Income — During the period, securities transactions are accounted for no later than one business day after trade date. For financial reporting purposes, however, security transactions are accounted for on trade date of the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued securities and any subsequent fluctuation in their value is taken into account when determining the net asset value of the Funds, commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

Repurchase Agreements — The Funds may enter into agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T Asset Management, Inc. (“BB&T AM”) or a sub-advisor deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase are held by the Funds’ custodian, or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is a potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of possible decline in fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Option Contracts — The Funds may purchase or write option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

The BB&T Special Opportunities Equity VIF had the following transactions in written covered call options during the year ended December 31, 2007:

	BB&T Special Opportunities Equity VIF
Covered Call Options	Number of Contracts	Premiums Received
Balance at beginning of period	155	$39,022
Options written	2,028	175,630
Options purchased	3,321	263,627
Options closed	(646)	(66,132)
Options expired	(2,158)	(185,764)
Options exercised	(422)	(20,287)

Balance at end of period	2,278	$206,096

The following is a summary of options outstanding as of December 31, 2007:

	Number of Contracts	Fair Value
Security
Special Opportunities Equity VIF
CONSOL Energy, Inc., $60.00, 1/19/08	250	$300,000
Corning, Inc., $30.00, 2/16/08	570	5,700
L-3 Communications Holdings, Inc., $115.00, 1/19/08	85	1,275
Noble, Corp., $67.50, 3/22/08	150	12,750
Varian Medical Systems, Inc., $60.00, 5/17/08	280	30,800
Weatherford International, Ltd., $80.00, 2/16/08	200	15,000
XM Satellite Radio Holdings, Inc., Class A, $20.00, 1/19/08	530	2,650
Yum! Brands, Inc., $45.00, 4/19/08	213	7,455

	2,278	$375,630

Security Loans — To generate additional income, the Funds may lend up to 33 1/3% of their respective total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value.

The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Funds to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Funds, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. There were no securities on loan as of December 31, 2007.

Average Value on Loan for the year ended December 31, 2007
BB&T Large Cap VIF	$17,194,538

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

Average Value on Loan for the year ended December 31, 2007
BB&T Mid Cap Growth VIF	11,452,295
BB&T Special Opportunities Equity VIF	8,424,490
BB&T Total Return Bond VIF	2,580,673

Distributions to Shareholders — Distributions from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital or return of capital.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

	Increase/ Decrease Net Investment Income(Loss)	Increase/ Decrease Realized Gain(Loss)
Large Cap Fund VIF	$61,075	$(61,075)
Mid Cap Growth Fund VIF	64,663	(64,663)
Special Opportunities Equity VIF	46,760	(46,760)
Total Return Bond VIF	(7,248)	7,248

Federal Income Taxes — It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required.

Other — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to both the Funds and the BB&T Funds are allocated across Funds and BB&T Funds, based upon relative net assets or on another reasonable basis.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding in-kind transactions, U.S. Government Securities and securities maturing less than one year from acquisition) for the year ended December 31, 2007 are as follows:

	Purchases	Sales
BB&T Large Cap VIF	$51,362,977	$63,016,237
BB&T Mid Cap Growth VIF	37,107,684	36,273,741
BB&T Capital Manager Equity VIF	10,989,249	7,519,034
BB&T Special Opportunities Equity VIF	18,706,428	6,782,568
BB&T Total Return Bond VIF	5,768,858	2,898,295

Purchases and sales of U.S. Government Securities (excluding in-kind transactions and securities maturing less than one year from acquisition) for the year ended December 31, 2007 for the BB&T Total Return Bond VIF were $28,568,700 and $23,600,700, respectively.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

4.	Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T AM. Under the terms of the investment advisory agreement, BB&T AM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees”. BB&T AM waived investment advisory fees and certain expenses of the Funds referenced below which are not subject to recoupment in subsequent fiscal periods and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor”.

Information regarding these transactions is as follows for the year ended December 31, 2007:

	Contractual Fee Rate	Fee Rate after Voluntary Waiver*
BB&T Large Cap VIF	0.74%	0.42%
BB&T Mid Cap Growth VIF	0.74%	0.48%
BB&T Capital Manager Equity VIF	0.25%	0.00%
BB&T Special Opportunities Equity VIF	0.80%	0.75%
BB&T Total Return Bond VIF	0.60%	0.37%

*	For all or a portion of the year ended December 31, 2007, BB&T AM voluntarily waived additional investment advisory fees for the BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Capital Manager VIF and BB&T Total Return Bond VIF. All voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods and may be discontinued at any time.

Pursuant to a sub-advisory agreement with BB&T AM, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Board and BB&T AM. Pursuant to a sub-advisory agreement with BB&T AM, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the sub-advisor to the BB&T Total Return Bond VIF, subject to the general supervision of the Board and BB&T AM. For their services, the sub-advisors are entitled to a fee payable by BB&T AM.

BB&T AM serves as the administrator to the Funds pursuant to the administration agreement. The Funds pay their portion of a fee to BB&T AM for providing administration services based on the aggregate assets of the Funds and the BB&T Funds at a rate of 0.11% on the first $3.5 billion of average net assets; 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” During the year ended December 31, 2007, BB&T AM voluntarily waived administration fees of $6,555 for the BB&T Capital Manager Equity VIF, and this waiver is not subject to recoupmentin subsequent fiscal periods. Effective April 23, 2007, pursuant to a sub-administration agreement with BB&T AM, PFPC Inc. (“PFPC”) serves as sub-administrator to the Funds subject to the general supervision of the Board and BB&T AM. For these services, PFPC is entitled to a fee, payable by BB&T AM. Prior to April 23, 2007, Citi Fund Services (“Citi”), formerly known as BISYS Fund Services Ohio, Inc. served as sub-administrator to the Funds.

Effective April 23, 2007, PFPC serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees”. Prior to April 23, 2007, Citi served as the Funds’ fund accountant and transfer agent.

On April 23, 2007, BB&T AM’s Chief Compliance Officer (“CCO”) also began to serve as the Funds’ CCO. Since April 23, 2007, the CCO’s compensation is reviewed and approved by the Funds’ Board and paid by BB&T AM. However, the Funds reimburse BB&T AM for their allocable portion of the CCO’s salary. Prior to April 23, 2007, under a Compliance Services Agreement between the Funds and Citi (the “CCOAgreement”), Citi made an employee available to serve as the Funds’CCO. For the services provided under the CCO Agreement, the Funds paid Citi $11,667 for the year ended December 31, 2007 plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Compliance service fees”.

For the year ended December 31, 2007, the Funds paid $36,337 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds’ portfolio investments.

The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2007 the Funds did not participate in any service plans.

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

Certain Officers and Trustees of the Funds are affiliated with the adviser, the administrator or the sub-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the five non-interested Trustees who serve on both the Board and the Audit Committee are compensated $1,250 per quarter and $500 for each regularly scheduled meeting, plus reimbursement for certain expenses. During the year ended December 31, 2007, actual Trustee compensation and reimbursement for certain expenses was $48,921 in total.

5.	Conversion of the BB&T Large Cap VIF and the BB&T Large Cap Growth VIF:

On February 12, 2007, the BB&T Large Cap VIF acquired all of the assets and assumed all of the liabilities of the BB&T Large Cap Growth VIF in exchange for shares of the BB&T Large Cap VIF, pursuant to an Agreement and Plan of Reorganization approved by the BB&T Large Cap Growth VIF’s shareholders on February 7, 2007 and the Board on August 29, 2006. All fees and expenses incurred by the BB&T Large Cap Growth VIF, BB&T Large Cap VIF and BB&T AM in connection with the consummation of the transaction were borne by BB&T AM. The following is a summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Shares Issued	Net Assets Converted	Net Asset Value Per Share Issued	Unrealized Appreciation
BB&T Large Cap VIF	810,901	$13,750,356	$16.96	$175,611

6.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Funds, pursuant to a Credit Agreement (the ”Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid security liquidation that BB&T AM believes are unfavorable to shareholders. Outstanding principal amounts under the Agreement bear interest at an interest rate equal to the Prime Rate minus 2.00%. There were no open lines of credit at December 31, 2007. During the year ended December 31, 2007 the following Fund utilized a line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
BB&T Mid Cap Growth VIF	5.75%	$28,000	1	$5	$28,000

7.	Federal Tax Information:

At December 31, 2007, the following Funds have net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
BB&T Total Return Bond VIF	$60,272	2013
BB&T Total Return Bond VIF	62,902	2014

Capital loss carryforwards utilized in the current fiscal year were $36,013 for the BB&T Total Return Bond VIF.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap VIF	$1,937,234	$11,116,882	$13,054,116	$—	$13,054,116
BB&T Mid Cap Growth VIF	61,600	3,118,051	3,179,651	—	3,179,651
BB&T Capital Manager Equity VIF	760,193	1,766,601	2,526,794	—	2,526,794
BB&T Special Opportunities Equity VIF	843,431	1,173,405	2,016,836	—	2,016,836
BB&T Total Return Bond VIF	456,227	—	456,227	—	456,227

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)

December 31, 2007

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2006 were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap VIF	$1,597,154	$—	$1,597,194	$—	$1,597,154
BB&T Mid Cap Growth VIF	169,918	2,384,160	2,554,078	—	2,554,078
BB&T Capital Manager Equity VIF	351,849	967,984	1,319,833	—	1,319,833
BB&T Special Opportunities Equity VIF	304,495	1,526,428	1,830,923	—	1,830,923
BB&T Total Return Bond VIF	806,098	—	806,098	—	806,098

*	Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of December 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings
BB&T Large Cap VIF	$239,588	$12,407,061	$12,646,650	$—	$1,461,824	$14,108,473
BB&T Mid Cap Growth VIF	1,251,675	3,285,103	4,536,778	—	8,578,539	13,115,317
BB&T Capital Manager Equity VIF	133,157	3,097,913	3,231,069	—	(1,326,538)	1,904,532
BB&T Special Opportunities Equity VIF	558,192	671,389	1,229,582	—	5,668,961	6,898,542
BB&T Total Return Bond VIF	167,126	—	167,126	(126,240)	196,119	237,005

*	The primary differences between book basis and tax basis unrealized appreciation/(depreciation) were due to the deferral of losses on wash sales and the deferral of market discount and premium until point of sale.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The BB&T Total Return Bond VIF had deferred post-October capital losses of $3,066, which will be treated as arising on the first business day of the fiscal year ending December 31, 2008.

At December 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BB&T Large Cap VIF	$85,401,549	$13,415,414	$(11,953,590)	$1,461,824
BB&T Mid Cap Growth VIF	25,123,244	9,154,538	(575,999)	8,578,539
BB&T Capital Manager Equity VIF	19,726,969	531,805	(1,858,343)	(1,326,538)
BB&T Special Opportunities Equity VIF	31,780,775	7,368,438	(1,529,943)	5,838,495
BB&T Total Return Bond VIF	14,557,449	234,528	(38,409)	196,119

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BB&T Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Variable Insurance Funds – BB&T Large Cap VIF, BB&T Mid Cap Growth VIF, BB&T Capital Manager Equity VIF, BB&T Special Opportunities Equity VIF, and BB&T Total Return Bond VIF (collectively, the Funds), including the schedules of portfolio investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian, transfer agent of the underlying funds, or brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY

February 22, 2008

BB&T Variable Insurance Funds

December 31, 2007

Other Federal Income Tax Information (Unaudited)

For the fiscal year ended December 31, 2007, each Fund is designating the following items with regard to distributions paid during the year.

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2007, qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
BB&T Large Cap VIF	100.00%
BB&T Mid Cap Growth VIF	33.14%
BB&T Capital Manager Equity VIF	58.63%
BB&T Special Opportunities Equity VIF	16.65%

During the fiscal year ended December 31, 2007, the following Funds designate long-term capital gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code:

Amount
Large Cap VIF	$11,116,882
Mid Cap Growth VIF	3,118,051
Capital Manager Equity VIF	1,766,601
Special Opportunities Equity VIF	1,173,405

BB&T Variable Insurance Funds

December 31, 2007

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees, at a meeting held on August 28, 2007, formally considered the continuance of the BB&T Variable Insurance Funds’ (the ”Funds”) investment advisory agreement with BB&T Asset Management, Inc. (“BB&T AM” or the ”Adviser”) and sub-advisory agreements of BB&T AM with Scott & Stringfellow, Inc. (“Scott & Stringfellow”), with respect to the Special Opportunities Equity VIF, and Sterling Capital Management LLC (“Sterling Capital”), with respect to the Total Return Bond VIF (collectively, the “Advisory Agreements”). Scott & Stringfellow and Sterling Capital are referred to as “Sub-Advisers” and, collectively with the Adviser, as the “Advisers.”

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreements, including data from an independent provider of mutual fund data (as assembled by the Funds’ administrator), which included comparisons with industry averages for comparable funds for advisory fees, Rule 12b-1 fees, and total fund expenses. The data reflected BB&T AM fee waivers in place, as well as BB&T AM’s contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&T AM, which included a fund-by-fund analysis of performance and investment process.

Presentations were also provided by each Sub-Adviser. The Board also received Fund-by-Fund profitability information from the Adviser, Scott & Stringfellow and Sterling Capital. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser’s senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high-quality service to the Trust, and the Trustees’ overall confidence in each Adviser’s integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds as well as each Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Funds it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also received information demonstrating a decreased use by Scott & Stringfellow of affiliated broker transactions over the past year. The Trustees evaluated the procedures of the Advisers designed to fulfill the Advisers’ fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers’ codes of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was consistent with mutual fund industry norms, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s benchmark index and peer group. It was noted that performance over the last twelve months was generally satisfactory. During their review, the Trustees particularly considered the strong one-year performance of the Special Opportunities Equity VIF. The Trustees also considered that although the Total Return Bond VIF had lagged both its peers and the benchmark index in the last quarter, the Fund’s long term performance was generally more favorable.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was generally strong and that in cases where performance issues were encountered, the Adviser was properly addressing the situation.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&T AM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups, particularly in light of the fee waivers that would be continued in the upcoming year with respect to Capital Manager Equity VIF, Large Cap VIF, Mid Cap Growth VIF, and Total Return Bond VIF.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&T AM and considered the fallout benefits to BB&T AM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to BB&T AM’s affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity VIF and sub-advisory fees received by its affiliate, Sterling Capital, for its management of the Total Return Bond VIF. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid at a standard commission rate, which was consistent with that used by the Adviser and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In determining whether all other investment advisory and sub-advisory fees were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&T AM, Scott & Stringfellow and Sterling Capital as a result of their relationships with the Funds was acceptable. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees found that the Adviser had generally reduced total fund expense ratios through contract negotiations and fee waivers. The Trustees found that the asset levels of the Trust were not currently so large as to warrant formal contractual breakpoints, and that the fee waivers were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

BB&T Variable Insurance Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board, who are elected by the Shareholders of the Funds. The Trustees’ elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees’, their addresses, birthdate, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville, Street 5th Floor, Raleigh, North Carolina 27601.

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years	Number of Portfolios in Fund Complex by Trustee	Other Directorships Held by Trustee
Thomas W. Lambeth Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; from 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation	30	None

Drew T. Kagan Birthdate: 2/48	Trustee	Indefinite, 8/00 — Present	From December 2003 to present, President and Director, Montecito Advisors, Inc; from March 1996 to December 2003, President, Investment Affiliate, Inc.	30	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 — resent	From July 1998 to present, President of Peace College	30	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 5/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	30	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	30	None

BB&T Variable Insurance Funds

The following table shows information for the trustee who is an “interested persons” of Funds as defined in the 1940 Act:

Name and Birthdate	Position(s) Held With BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Overseen Complex
*Keith F. Karlawish Birthdate: 8/64	Trustee	Indefinite, 6/06 — Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.	30

*	Mr. Karlawish is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds.
Mr. Karlawish is an “interested person” because he owns shares of BB&T Corporation and is the President of BB&T Asset
Management, the Adviser.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Keith F. Karlawish Birthdate: 8/64	President	Indefinite, 2/05 — Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.

James T. Gillespie Birthdate: 11/66	Vice President, Secretary	Indefinite, 5/02 — Present, 8/06 — Present	From February 2005 to present, Vice President and Manager of Mutual Fund Administration, BB&T Asset Management, Inc.; from February 1992 to 2005, employee of BISYS Fund Services

E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00 — Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05 — Present	From June 2005 to Present, Mutual Fund Administrator, BB&T Asset Management, Inc.; from May 2001 to May 2005, Manager, BISYS Fund Services

BB&T Variable Insurance Funds

Name and Birthdate	Position(s) Held With BB&T Funds	Term of Office/ Length of Time Served	Principal Occupation During the Last 5 Years
Diana Hanlin Birthdate: 5/67	Vice President	Indefinite, 8/07 — Present	From April 2007 to present, Compliance
Officer, BB&T Asset Management, Inc.;
from May 2004 to March 2007, Director
of Compliance, BISYS Fund Services;
from October 2000 to May 2004, Senior
Compliance Analyst, BISYS Fund
Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07 — Present	From July 2004 to present, Chief
Compliance Officer and Secretary,
BB&T Asset Management, Inc.; from
January 2002 to July 2004, Compliance
Analyst, Wachovia Bank, N.A.; from
November 1999 to January 2002,
Compliance Manager - Mutual Fund
Compliance, Banc of America Capital
Management, LLC

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07 — Present	From December 2000 to present, Vice President and Senior Director, Fund Accounting and Administration Department, PFPC Inc.

Avery Maher Birthdate: 2/45	Assistant Secretary	Indefinite, 4/07 — Present	From March 2006 to present, Vice
President and Counsel, Regulatory
Administration Department, PFPC Inc.;
from October 2004 to August 2005, Vice
President and Assistant General Counsel,
JPMorgan Asset Management; from
1992 to 2004, Second Vice President and
Assistant Secretary John Hancock
Advisers, LLC

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no material amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $56,000.00 in 2006 and $75,000.00 in 2007.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,650.00 in 2006 and $0 in 2007.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,800.00 in 2006 and $12,500.00 in 2007.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2007.

(e)(1)	Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $704,848 in 2006 and $12,500.00 in 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	BB&T Variable Insurance Funds

By (Signature and Title)*	/s/ Keith F. Karlawish
Keith F. Karlawish, President
(principal executive officer)

Date	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith F. Karlawish
Keith F. Karlawish, President
(principal executive officer)

Date	March 6, 2008

By (Signature and Title)*	/s/ Andrew J. McNally
Andrew J. McNally, Treasurer
(principal financial officer)

Date	February 28, 2008

*	Print the name and title of each signing officer under his or her signature.